SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 4, 2003

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

Subsequent to the press release referred to in Item 7, Georgia-Pacific Corporation has been contacted by officials of the state of Maine regarding the announced closure of the tissue machines and converting lines at its Old Town, Maine facility. The Company and state officials are discussing the status of this planned action. Therefore, the Company has made no determination of the effect that this announcement might have on its operating results in any given quarter. Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on April 4, 2003 which press release is hereby incorporated herein by this reference.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Georgia-Pacific Corporation on April 4, 2003 regarding retirement of two tissue machines, 13 converting lines and shipping operations at Old Town, Maine.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 8, 2003

GEORGIA-PACIFIC CORPORATION

		By:	/s/ Kenneth F. Khoury

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release issued by Georgia-Pacific Corporation on April 4, 2003 regarding retirement of two tissue machines, 13 converting lines and shipping operations at Old Town, Maine.